UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2019 (April 25, 2019)

Alnylam Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36407	77-0602661
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Third Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 551-8200

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 25, 2019, Alnylam Pharmaceuticals, Inc. (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”). Following the receipt of stockholder approval at the Annual Meeting as described in Item 5.07 of this Current Report on Form 8-K, the Company filed (i) a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to permit the holders of at least a majority of its common stock to call special meetings of the stockholders, subject to certain requirements (the “Special Meeting Certificate of Amendment”), (ii) a Certificate of Amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 125,000,000 to 250,000,000 shares (the “Share Increase Certificate of Amendment”), and (iii) a Restated Certificate of Incorporation of the Company, integrating all amendments to date to the Company’s Restated Certificate of Incorporation pursuant to Section 245 of the Delaware General Corporation Law. The foregoing certificates were filed with the Secretary of State of the State of Delaware on April 25, 2019 and were effective as of such date.

In addition, in connection with the Special Meeting Certificate of Amendment described above, the Company’s proposed Amendment No. 3 (the “Bylaws Amendment”) to the Amended and Restated Bylaws, as amended, of the Company (the “Bylaws”), as previously approved by the Company’s Board of Directors subject to the approval by the stockholders of the Special Meeting Certificate of Amendment, became effective. As described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 21, 2019, the Bylaws Amendment amends Article I, Section 1.3, Section 1.10(a) and Section 1.10(b) of the Bylaws to establish the procedural and disclosure requirements applicable to stockholders seeking to exercise the right to request a special meeting of the stockholders.

The foregoing descriptions of the Special Meeting Certificate of Amendment, the Share Increase Certificate of Amendment, the Restated Certificate of Incorporation and Bylaws Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the exhibits attached hereto and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As of March 1, 2019, the record date for the Annual Meeting, 106,304,442 shares of the Company’s common stock were issued and outstanding. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below.

1. The Company’s stockholders re-elected the four persons listed below as Class III directors, each to serve until the Company’s 2022 annual meeting of stockholders or until his or her successor is duly elected and qualified. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Margaret A. Hamburg, M.D.	93,835,622	163,961	30,300	5,368,857
Steven M. Paul, M.D.	63,881,223	30,118,783	29,877	5,368,857
Colleen F. Reitan	93,916,036	78,010	35,837	5,368,857
Amy W. Schulman	91,001,963	2,939,880	88,040	5,368,857

The terms of office of the following directors continued after the Annual Meeting:

Dennis A. Ausiello, M.D.

Michael W. Bonney

Marsha H. Fanucci

John M. Maraganore, Ph.D.

David E.I. Pyott

Paul R. Schimmel, Ph.D.

Phillip A. Sharp, Ph.D.

2. The Company’s stockholders approved the Special Meeting Certificate of Amendment. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
93,882,606	128,808	18,469	5,368,857

3. The Company’s stockholders approved the Share Increase Certificate of Amendment. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
97,821,364	1,470,784	106,592	0

4. The Company’s stockholders approved the Amendment to the Company’s 2018 Stock Incentive Plan. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
73,865,422	20,130,150	34,311	5,368,857

5. The Company’s stockholders approved, in a non-binding advisory vote, the compensation of the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
92,025,010	1,961,490	43,383	5,368,857

6. The Company’s stockholders ratified the appointment by the Company’s Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent auditors for the fiscal year ending December 31, 2019. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
98,854,644	510,404	33,692	0

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description

3.1A	Certificate of Amendment to Restated Certificate of Incorporation of Alnylam Pharmaceuticals, Inc.

3.1B	Certificate of Amendment to Restated Certificate of Incorporation of Alnylam Pharmaceuticals, Inc.

3.1C	Restated Certificate of Incorporation of Alnylam Pharmaceuticals, Inc.

3.2	Amendment No. 3 to Amended and Restated Bylaws, as amended, of Alnylam Pharmaceuticals, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALNYLAM PHARMACEUTICALS, INC.

Date: April 26, 2019

	By:	/s/ Laurie B. Keating
Laurie B. Keating
Executive Vice President, Chief Legal Officer and Secretary

4